UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02884

Barrett Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

90 Park Avenue
New York, NY 10016
(Address of principal executive offices) (Zip code)

John G. Youngman
90 Park Avenue
New York, NY 10016
(Name and address of agent for service)

(212) 983-5080
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting period:  August 31, 2021

Item 1. Reports to Stockholders.

Annual Report

August 31, 2021

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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OPPORTUNITY FUND, INC.

Annual Report	•	August 31, 2021

Fund Objectives
The Fund seeks to achieve above average long-term capital appreciation.  Current income is a secondary objective.  The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

What’s Inside	Letter from the Chairperson	1
	Manager Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Historical Performance	6
	Schedule of Investments	7
	Statement of Assets & Liabilities	9
	Statement of Operations	10
	Statements of Changes in Net Assets	11
	Financial Highlights	12
	Notes to Financial Statements	13
	Report of Independent Registered Public Accounting Firm	22
	Additional Information	23
	Important Tax Information	25

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OPPORTUNITY FUND, INC.

Letter from the	Dear Shareholder,
Chairperson
We are pleased to provide the annual report of the Barrett Opportunity Fund, Inc. (the “Fund”) for the twelve-month period ended August 31, 2021.

The management team at Barrett Asset Management, LLC has prepared the enclosed Manager’s Overview, which includes a brief market look, as well as a performance review.  I urge you to read it as well as the accompanying financial statements. A detailed summary of the Fund’s performance and other pertinent information are included.  I am sure you will find it informative and useful.

On behalf of the Directors and the Officers of the Fund, I thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

David H. Kochman
Chairperson
October 11, 2021

Manager	Market Overview
Overview

After an initial choppy period leading up to the U.S. presidential election, the equity markets have enjoyed an impressive growth period during the twelve-month period ending August 2021.  The anticipation of additional stimulus packages and accommodative monetary policy were the perfect recipe for investors to maintain their optimism for ongoing economic recovery and drive equity prices higher.  The expanding rate of vaccinated people domestically has also improved the confidence of consumers to move about the country and return to spending time with others like they did before the spread of COVID-19.

Portfolio and Performance Review

During the twelve-month period ending August 2021, the Fund appreciated 30.65% versus +31.2% for the S&P 500 Index.

The Fund’s performance relative to the broader index was supported by its overweighting in Financials, its underweighting in Consumer Staples, and negatively impacted by its overweighting in the Consumer Discretionary sector.  The Fund’s

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OPPORTUNITY FUND, INC.

performance was also supported by favorable stock selection in the Communication Service and Financial sectors.

The security selection in the Consumer Discretionary sector also negatively impacted performance relative to the broader market.

Jefferies, Alphabet and Murphy Oil were the best performing names in the Fund over the twelve-month period ending August 2021.  Fidelity National, Berkshire Hathaway, and Philips were weakest performing investments in the Fund over the same time period.

The fiscal and monetary policies in the U.S. have bolstered the confidence of both consumers and corporations.  We have seen the economic recovery accelerate more quickly than expected, in large part on the back of the vaccine rollout and accommodative fiscal and monetary policy.  The rally in the equity markets has been led by companies engaged in the digital transformation of our economy.  The pandemic forced everyone to accelerate the nascent digital evolution of business workflows and practices.  As we look forward, we are looking for opportunities to invest in companies that will prosper as activity returns to more normalized levels.  We believe companies with strong business models and management whose aim is to generate positive cash flows will produce above-average returns for investors over the longer term.

We thank you for your continued interest in the Fund.

Sincerely,

Amy Kong	E. Wells Beck, CFA
Portfolio Manager	Portfolio Manager

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OPPORTUNITY FUND, INC.

Earnings growth is not representative of the Fund’s future performance.

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of August 31, 2021. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds. Small- and Medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Some securities held by the fund may be illiquid and can be difficult to value and sell.

The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Opportunity Fund is distributed by Quasar Distributors, LLC.

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OPPORTUNITY FUND, INC.

Fund at a Glance (Unaudited)

Top Ten Holdings – as of 8/31/2021
(As a percentage of Total Investments)

General Dynamics Corp.	12.1%
The Bank of New York Mellon Corp.	11.1%
Microsoft Corp.	8.2%
Apple, Inc.	8.0%
Koninklijke Philips Electronics NV –
NY Registered Shares – ADR	7.4%
Alphabet, Inc. – Class C	7.2%
Royal Dutch Shell PLC – Class A – ADR	5.9%
Murphy USA Inc.	5.3%
Automatic Data Processing, Inc.	4.9%
Jefferies Financial Group, Inc.	4.0%

Sector Weightings – as of 8/31/2021
(As a percentage of Total Investments)

Short Term Investments
0.6%
Wholesale Trade
0.4%
Administrative Support, Waste Management
1.4%
Retail Trade
7.3%
Management of Companies
and Enterprises
7.4%
Mining, Quarrying, and
Oil and Gas Extraction
7.9%
Real Estate and Rental and Leasing
8.1%
Finance and Insurance
11.5%
Information
13.1%
Manufacturing
42.3%

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OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2021, and held for the six months ended August 31, 2021.

Actual Expenses

The row of the table below titled “Actual Barrett Opportunity Fund, Inc. Expenses” provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The row of the table below titled “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account	Account	March 1, 2021 to
	Value	Value	August 31, 2021
Actual Barrett Opportunity Fund, Inc. Expenses	$1,000.00	$1,180.00	$6.48

Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,019.00	$6.01

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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OPPORTUNITY FUND, INC.

Historical Performance (Unaudited)

Value of $10,000 Invested in Barrett Opportunity Fund, Inc. vs.
the S&P 500® Index† (August 2011 – August 2021)

†
Hypothetical illustration of $10,000 invested in Barrett Opportunity Fund, Inc. on August 31, 2011 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2021.  The S&P 500® Index is a market-value weighted index comprised of 500 widely held common stocks.  The Index is unmanaged and it is not subject to the same management and trading expenses of a mutual fund.  Please note that an investor cannot invest directly in an index.

Fund Performance

Average Annual Total Returns*

				Since
				Inception
	1 Year	5 Years	10 Years	(2/28/1979)
Barrett Opportunity Fund, Inc.	30.65%	11.76%	11.05%	10.85%
S&P 500 Index	31.17%	18.02%	16.34%	12.46%

*
Assumes the reinvestment of all distributions at net asset value but does not reflect deductions of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares.  All figures represent past performance and are not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the returns quoted. Performance data current to the most recent month-end may be obtained by calling 877-363-6333. The Total Annual Operating Expenses of the Fund per the prospectus dated 12/29/20 were 1.25%.

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OPPORTUNITY FUND, INC.

Schedule of Investments
August 31, 2021

Shares		Value
	COMMON STOCKS - 95.89%

	Administrative and
	Support Services - 1.41%
5,000	Fidelity National Information
	Services, Inc.	$638,850
1,000	Fleetcor Technologies, Inc. (a)	263,280
		902,130

	Beverage and
	Tobacco Product
	Manufacturing - 2.44%
10,000	PepsiCo., Inc.	1,563,900

	Building Material and
	Garden Equipment - 2.04%
4,000	The Home Depot, Inc.	1,304,720

	Chemical
	Manufacturing - 8.01%
12,000	Abbott Laboratories	1,516,440
12,000	AbbVie, Inc.	1,449,360
4,000	International Flavors
	& Fragrances, Inc.	606,000
5,000	Johnson & Johnson	865,650
15,000	Pfizer, Inc.	691,050
		5,128,500

	Computer and
	Electronic Product
	Manufacturing - 18.37%
1,600	Alphabet, Inc. - Class C (a)	4,654,784
34,000	Apple, Inc. (b)	5,162,220
3,500	Thermo Fisher Scientific, Inc.	1,942,325
		11,759,329

	Credit Intermediation and
	Related Activities - 11.17%
129,471	The Bank of New York
	Mellon Corp. (b)	7,149,389

	Data Processing, Hosting
	and Related Services - 4.90%
15,000	Automatic Data
	Processing, Inc.	3,135,600

	Insurance Carriers and
	Related Activities - 0.45%
3,000	Progressive Corp.	289,020

	Management of Companies
	and Enterprises - 7.41%
102,854	Koninklijke Philips
	Electronics NV - NY Registered
	Shares - ADR	4,744,655

	Merchant Wholesalers,
	Nondurable Goods - 4.51%
70,000	Jefferies Financial Group, Inc.	2,587,200
3,750	Sysco Corp.	298,688
		2,885,888

	Motor Vehicle and Parts
	Dealers - 5.29%
21,825	Murphy USA, Inc.	3,388,986

	Nonmetallic Mineral Product
	Manufacturing - 1.52%
5,000	3M Co.	973,700

	Oil and Gas
	Extraction - 7.92%
60,600	Murphy Oil Corp.	1,288,356
95,100	Royal Dutch Shell PLC -
	Class A - ADR	3,781,176
		5,069,532

	Publishing Industries
	(except Internet) - 8.25%
17,500	Microsoft Corp.	5,282,900

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Schedule of Investments (continued)
August 31, 2021

Shares		Value
	COMMON STOCKS
	(continued)

	Transportation Equipment
	Manufacturing - 12.20%
39,000	General Dynamics Corp. (b)	$7,812,090
	Total Common Stocks
	(Cost $10,922,093)	61,390,339

	REAL ESTATE INVESTMENT
	TRUSTS (REITs) - 4.07%

	Real Estate - 4.07%
3,000	Crown Castle
	International Corp.	584,070
54,985	Rayonier, Inc.	2,022,348
	Total Real Estate Investment
	Trusts (Cost $870,635)	2,606,418

	SHORT-TERM
	INVESTMENTS - 0.60%

	Money Market Funds - 0.60%
382,528	Fidelity Institutional Money
	Market Fund - Government
	Portfolio - Class I, 0.01% (c)	382,528
	Total Short-Term Investments
	(Cost $382,528)	382,528
	Total Investments
	(Cost $12,175,256) - 100.56%	64,379,285
	Liabilities in Excess
	of Other Assets - (0.56)%	(361,238)
	Total Net Assets - 100.00%	$64,018,047

Percentages stated are a percentage of net assets.
ADR - American Depository Receipt
PLC - Public Limited Company
(a)	Non-income producing security.
(b)	A portion of this security may be subject to call options written and is pledged as collateral for options written. The aggregate value of these securities as of August 31, 2021 was $3,238,160.
(c)	Rate shown is the 7-day effective yield as of August 31, 2021.

Schedule Of Written Options

Number of		Notional
Contracts		Amount	Value
	Call Options
30	Apple, Inc.
	Expiration:
	January 2022,
	Exercise Price:
	$150.00	$455,490	$32,070
250	Bank of New York
	Mellon Corp.
	Expiration:
	January 2022,
	Exercise Price:
	$50.00	1,380,500	167,500
70	General Dynamics
	Corp.
	Expiration:
	January 2022,
	Exercise Price:
	$180.00	1,402,170	163,100
	Total Options
	Written
	(Premiums
	Received $128,396)		$362,670

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Statement of Assets & Liabilities
August 31, 2021

ASSETS:
Investments, at value (cost $12,175,256)	$64,379,285
Dividends and interest receivable	80,188
Other assets	39,156
Total Assets	64,498,629

LIABILITIES:
Written options, at value (Premium received $128,396)	362,670
Payable to adviser	37,461
Payable to directors	6,005
Payable for fund shares redeemed	22,025
Other accrued expenses	52,421
Total Liabilities	480,582

NET ASSETS	$64,018,047

NET ASSETS CONSIST OF:
Capital stock	$8,881,303
Total distributable earnings	55,136,744
Total Net Assets	$64,018,047

Shares outstanding	2,139,651
Net asset value, offering price and redemption price
per share (15,000,000 shares authorized, $0.01 par value)	$29.92

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Statement of Operations
Year Ended August 31, 2021

INVESTMENT INCOME:
Dividend income*	$1,087,990
Interest income	69
Total investment income	1,088,059

EXPENSES:
Investment advisory fees (see Note 2)	396,016
Administration fees	54,686
Directors’ fees and expenses	40,977
Transfer agent fees and expenses	28,833
Fund accounting fees	28,576
Federal and state registration fees	26,525
Legal fees	21,086
Insurance fees	19,476
Audit fees	17,964
Reports to shareholders	16,101
Custody fees	6,383
Other	9,327
Total expenses	665,950
Net investment income	422,109

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	3,547,638
Written options	76,348
Total net realized gain	3,623,986
Net change in unrealized appreciation/depreciation on:
Investments	11,450,210
Written options	(160,406)
Total net change in unrealized appreciation/depreciation	11,289,804
Net realized and unrealized gain on investments	14,913,790
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,335,899

*	Net of $41,815 of foreign taxes withheld.

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
OPERATIONS:
Net investment income	$422,109	$580,871
Net realized gain on:
Investments	3,547,638	1,959,169
Written options	76,348	76,378
Change in net unrealized appreciation/depreciation on:
Investments	11,450,210	(170,774)
Written options	(160,406)	(94,246)
Net increase/decrease in net assets resulting from operations	15,335,899	2,351,398

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(3,247,915)	(5,733,674)
Total distributions	(3,247,915)	(5,733,674)

CAPITAL SHARE TRANSACTIONS:
Shares sold	11,215	17,332
Shares issued in reinvestment of dividends	1,951,475	3,642,296
Shares redeemed	(2,506,217)	(5,304,006)
Net increase (decrease) in net assets
from capital share transactions	(543,527)	(1,644,378)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,544,457	(5,026,654)

NET ASSETS:
Beginning of year	52,473,590	57,500,244
End of year	$64,018,047	$52,473,590

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Financial Highlights

	Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Data:
Net asset value, beginning of year	$24.33	$25.77	$30.75	$29.62	$31.14

Income (loss) from investment operations:
Net investment income	0.21 (1)	0.29 (1)	0.29	0.38	0.23
Net realized and unrealized
gain (loss) on investments	6.91	0.85	(1.62)	2.56	5.31
Total from investment operations	7.12	1.14	(1.33)	2.94	5.54

Less distributions:
Net investment income	(0.22)	(0.33)	(0.25)	(0.36)	(0.33)
Net realized gain on investments	(1.31)	(2.25)	(3.40)	(1.45)	(6.73)
Total distributions	(1.53)	(2.58)	(3.65)	(1.81)	(7.06)

Net asset value, end of year	$29.92	$24.33	$25.77	$30.75	$29.62

Total return	30.65%	3.94%	(3.27)%	10.15%	20.49%

Supplemental data and ratios:
Net assets, end of year (millions)	$64	$52	$58	$65	$63
Ratio of net expenses
to average net assets	1.18%	1.25%	1.23%	1.13%	1.22%
Ratio of net investment income
to average net assets	0.75%	1.08%	1.09%	1.23%	0.78%
Portfolio turnover rate	3%	1%	8%	4%	1%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Notes to Financial Statements

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Barrett Opportunity Fund, Inc. (“the “Fund”), a Maryland corporation organized in 1978, is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services – Investment Companies.” The Fund’s investment objective is to achieve above average long-term capital appreciation.  Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Equity securities, including common stocks and REITs, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and / or redemption orders placed on that day.

Exchange traded options, including options written, are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When prices are not readily available, or are determined not to reflect fair value, such as, when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and / or income approach, depending on the type of the security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

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OPPORTUNITY FUND, INC.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC Topic 820”), establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below:

•	Level 1 –	quoted prices in active markets for identical investments as of the measurement date

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets include listed equities, including common stocks and REITs, and certain money market securities, and are classified within Level 1.  Instruments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

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OPPORTUNITY FUND, INC.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value as of August 31, 2021.  The inputs and methodologies used to value securities may not be an indication of the risk associated with investing in these securities.

		Other
		Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Common Stocks	$61,390,339	$—	$—	$61,390,339
REITs	2,606,418	—	—	2,606,418
Money Market Funds	382,528	—	—	382,528
Total Investments
in Securities	$64,379,285	$—	$—	$64,379,285
Liabilities
Written Options	$(32,070)	$(330,600)	$—	$(362,670)

There were no transfers of securities between levels during the reporting period. The Fund did not hold any Level 3 securities during the year.

Derivative Instruments

The Fund may invest in derivative instruments. The use of derivatives included written options. Written options are presented in the Statement of Assets & Liabilities.

Statement of Assets & Liabilities – Values of derivative instruments as of August 31, 2021:

Liability Derivatives
Derivatives not	Statement of
accounted for as	Assets and
hedging instruments	Liabilities Location	Value
Equity Contracts –	Options written,
Options	at value	$362,670

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2021:

Derivatives not	Amount of Realized Gains
accounted for as	on Derivatives Transactions
hedging instruments	Written Options
Equity Contracts	$76,348

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OPPORTUNITY FUND, INC.

Derivatives not	Change in Net Unrealized Depreciation
accounted for as	on Derivatives Recognized in Income
hedging instruments	Written Options
Equity Contracts	$(160,406)

The Fund is not subject to any Master Netting Agreements; therefore, the Fund was not required to offset any assets or liabilities.

(b) Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective.  The Fund enters into written call options to hedge against changes in the value of equities.  The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.  The average notional amount for written options during the year ended August 31, 2021, was $2,617,039.

(c) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.  Dividend income is recorded on the ex-dividend date. Under

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OPPORTUNITY FUND, INC.

applicable tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The cost of investments sold is determined by use of the specific identification method for computing the gain/loss on the transaction.  It is the Fund’s policy to recognize a loss on a worthless security once it is determined beyond a reasonable doubt that there is no possibility of future worth.  Proceeds from bankruptcy settlements will generally be recognized as a realized gain if the security is no longer held and as a return of capital if the security is still held.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) REIT Distributions

The character of distributions received from REITs held by the Fund is generally comprised of net investment income, capital gains, and return of capital.  It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs.  After each calendar year end, REITs report the actual tax character of these distributions.  Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company.  Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code.  Therefore, no federal income tax provision is provided in the Fund’s financial statements.

As of and during the year ended August 31, 2021, the Fund did not have a liability of any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2018.

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(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses.  The Fund’s maximum exposure under these agreements is unknown, as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

(i) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2021 John B. Gaguine had control of 34.97% of the outstanding shares of the Fund.

2.	INVESTMENT ADVISER AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory Agreement with Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”).  Under the Investment Advisory Agreement, the Fund pays an advisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

		Average Daily Net Assets	Annual Rate
		First $1 billion	0.700%
Next $1 billion	0.675%
Next $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

For the year ended August 31, 2021, the advisory fee totaled $396,016.

The officers of the Fund are also officers and employees of Barrett Asset Management and do not receive compensation from the Fund.

3.	INVESTMENTS	During the year ended August 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$1,434,093	$5,009,460

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OPPORTUNITY FUND, INC.

4.	CAPITAL SHARES	At August 31, 2021, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Shares sold	433	663
Shares issued on reinvestment	79,848	142,166
Shares redeemed	(97,340)	(217,202)
Net increase (decrease)	(17,059)	(74,373)

5.	INCOME TAX	The tax character of distributions paid during the fiscal year ended August 31 were as follows:
	INFORMATION
	AND		2021	2020
	DISTRIBUTIONS	Distributions paid from:
	TO	Ordinary Income	$563,302	$735,348
	SHAREHOLDERS	Long Term Capital Gain	2,684,613	4,998,326
		Total Distributions Paid	$3,247,915	$5,733,674

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2021.

As of August 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$12,046,860
Unrealized Appreciation	52,209,870
Unrealized Depreciation	(240,115)
Net unrealized appreciation (depreciation)	51,969,755
Undistributed ordinary income	404,231
Undistributed long-term gains	2,783,370
Distributable earnings	3,187,601
Other accumulated gain/(loss)	(20,612)
Total accumulated gain/(loss)	$55,136,744

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2021, the following table shows the reclassifications made:

Distributable Earnings	Paid In Capital
$ —	$ —

As of August 31, 2021, the Fund did not have any tax basis capital losses to carry forward.

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Pursuant to Federal income tax regulations applicable to Regulated Investment Companies, on August 31, 2021 the Fund did not have any late-year ordinary losses incurred between January 1, 2021 and August 31, 2021.

6.	CHANGE OF ADVISER
In a transaction that closed on April 20, 2021, CI US Holdings, Inc. and CI Financial Corp. (collectively “CI Financial”) announced it entered into an agreement with Barrett  Asset Management (“Adviser”), the investment adviser to the Barrett Opportunity Fund (the “Fund”), under the terms of which CI Financial acquired a majority interest in the Adviser (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), such transfer resulted in an “assignment” of the investment advisory agreement between the Adviser and the Fund, and, consequently, the automatic termination of the investment advisory agreement.

In anticipation of the Transaction, at a meeting of the Board of Trustees of the Fund (the “Board”) held on April 22, 2021, the Board approved an interim investment advisory agreement between the Adviser and the Fund, on terms substantially identical to the existing investment advisory agreement with the Fund.  The interim investment advisory agreement was effective April 30, 2021 and, pursuant to Rule 15a-4 of the 1940 Act, remained effective for up to 150 days or until Fund shareholders approved a new investment advisory agreement between the Adviser and the Fund.  Detailed information about the interim investment advisory agreement, the proposed new investment advisory agreement and the transfer of the investment advisory responsibilities in connection with the solicitation of shareholder approval of the new investment advisory agreement was mailed to Fund shareholders on or about June 16, 2021.

7.	PROXY VOTING RESULTS
A meeting of the Board of Trustees of the Fund took place on July 15, 2021, to approve a new advisory agreement (the “Advisory Agreement”) between the Fund and the Adviser.  All Fund shareholders of record at the close of business on May 24, 2021, were entitled to vote. As of the record date, the Fund had 2,152,663 shares outstanding.

Of the 1,348,388 shares of the Fund present in person or by proxy at the meeting on July 15, 2021; 1,340,750, or 99.43% voted in favor of the Advisory Agreement (representing 62.28% of total outstanding shares), 6,712, or 0.50% voted against the Advisory Agreement, and 926, or 0.07% withheld from voting for the Advisory Agreement. Accordingly, the Advisory Agreement was approved.

8.	CHANGE OF DISTRIBUTOR
On June 30, 2021, Foreside Financial Group, LLC (“Foreside”), the ultimate parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, and Lovell Minnick Partners, LLC (“LMP”) announced they had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”), a private equity firm specializing in financial and related business services companies. Genstar will acquire a majority stake in Foreside, and LMP will exit its investment in Foreside. The transaction closed in the third quarter of 2021.

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Quasar will remain the Fund’s distributor at the close of the transaction, as approved by the Board at a meeting of the Board of Trustees of the Fund held on September 23, 2021.

9.	MARKET EVENTS
U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

10.	SUBSEQUENT EVENT DISCLOSURE
Management has evaluated the impact of all subsequent events on the Fund through October 27, 2021, which is the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF	To the Shareholders and Board of Directors of Barrett Opportunity Fund, Inc.
INDEPENDENT
REGISTERED	Opinion on the Financial Statements
PUBLIC
ACCOUNTING FIRM
We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Barrett Opportunity Fund, Inc. (the “Fund”) as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and broker.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011. We have served as the auditor of one or more investment companies advised by Barrett Asset Management since 2010.

COHEN & COMPANY, LTD
Cleveland, Ohio
October 27, 2021

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Additional Information (Unaudited)

1. INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board of Directors.  The business address of each Director is c/o Barrett Asset Management, LLC, the Fund’s investment manager (“Barrett Asset Management”), 90 Park Avenue, 34th Floor, New York, New York, 10016.  Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund at 1-877-363-6333.

				Number of
				Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director
INDEPENDENT DIRECTORS+:
Barry Handel, CPA	Director	Since 2005	Partner, Shalik, Morris &	1	None
Birth Year: 1951			Company, LLP
			(accounting firm)

David H. Kochman(1)	Director	Since 2011	Member, Harris Beach PLLC	1	None
Birth Year: 1959	Chairperson	Since 2017	(law firm)

Rosalind A. Kochman(2)	Director	Since 1990	Retired (since 2002);	1	None
Birth Year: 1937			formerly, Chief Executive
			Officer, Brooklyn Eye
			Surgery Center, and
			Administrator, Kochman,
			Lebowitz & Mogil, MDs

William Morris, Jr., CPA	Director	Since 2005	President, William	1	None
Birth Year: 1948			Morris & Associates P.C.
			(accounting firm)

(1)	Mr. Kochman is Ms. Kochman’s son.
(2)	Ms. Kochman is Mr. Kochman’s mother.
+	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

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Number of
Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director
OFFICERS:
John G. Youngman	President	Since 2021	Managing Director,	N/A	N/A
Barrett Asset Management	and Chief		Barrett Asset Management
90 Park Avenue	Executive		(2011-Present); Chief
New York, NY 10016	Officer		Financial Officer and
Birth Year: 1968			Treasurer (2011-2021)

E. Wells Beck, CFA	Vice	Since 2010	Managing Director and	N/A	N/A
Barrett Asset Management	President		Director of Research,
90 Park Avenue	and		Barrett Asset Management
New York, NY 10016	Investment		(since 2011)
Birth Year: 1968	Officer

Amy Kong	Vice	Since 2021	Chief Investment Officer &	N/A	N/A
Barrett Asset Management	President		Managing Director, Barrett
90 Park Avenue	and		Asset Management (2020-
New York, NY 10016	Investment		Present); Managing Director,
Birth Year: 1981	Officer		Fiduciary Trust Company
International (2013-2020)

Michael J. Andrews	Chief	Since 2020	Chief Compliance Officer,	N/A	N/A
Barrett Asset Management	Compliance		Barrett Asset Management
90 Park Avenue	Officer,		(2020-Present); Vice
New York, NY 10016	Operations		President & Compliance
Birth Year: 1986	Officer,		Consulting, Duff & Phelps,
	and		LLC (2019); Deputy
	Secretary		Compliance Officer,
TimeSquare Capital
Management (2015-2019)

Owen Gilmore	Chief	Since 2021	Associate Managing	N/A	N/A
Barrett Asset Management	Financial		Director, Barrett Asset
90 Park Avenue	Officer		Management (2019-Present);
New York, NY 10016	and		Research Analyst, Barrett
Birth Year: 1986	Treasurer		Asset Management (2018);
Research Associate, Barrett
Asset Management
(2016-2017)

*	Each Director and officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Director became a board member or the officer took such office.

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2. IMPORTANT TAX INFORMATION

For the fiscal year ended August 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Barrett Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2021, was as follows:

Barrett Opportunity Fund	100.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Barrett Opportunity Fund	18.04%

3. CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At a meeting of the Board of Directors (the “Board”) of Barrett Opportunity Fund, Inc. (the “Fund”) held on April 22, 2021 (the “April Meeting”), the Directors, including a majority of the Directors who are not considered to be “interested persons” within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), considered: (1) the renewal of the investment advisory agreement between the Fund and Barrett Asset Management, LLC (“Barrett AM”) dated April 29, 2011 (the “Current Agreement”); (2) the approval of an interim advisory agreement between the Fund and Barrett AM (the “Interim Agreement”) to be effective upon the automatic termination of the Current Agreement due to a change of control of Barrett AM pursuant to a transaction in which CI US Holdings, Inc. (“CI”) would acquire 80% of the membership interests of Barrett AM (the “Transaction”); and (3) the approval of a new investment advisory agreement between the Fund and Barrett AM to be submitted to shareholders for approval to enable Barrett AM to continue to serve as investment adviser to the Fund following the expiration of the Interim Agreement (the “New Agreement”).  The Current Agreement, the Interim Agreement and the New Agreement are herein collectively referred to as the “Agreements.”

The Independent Directors were assisted in their considerations by independent legal counsel, who provided the Board with a memorandum regarding the legal standard applicable to its review of the Agreements, including a detailed review of the various factors that the Board should consider, such as, among other things: (i) the nature, extent and quality of the services provided, or to be provided, by Barrett AM under each Agreement, (ii) the investment performance of Barrett AM, (iii) the costs of the services to be provided and profits to be realized (including any fall-out benefits) by Barrett AM and its affiliates from its relationship with the Fund, (iv) the extent to which economies of scale would be realized as the Fund grows, and (v) whether fee levels reflect the economies of scale for the benefit of Fund’s investors. The Board met with independent legal counsel separately from representatives of Barrett AM in executive session at the April Meeting to further discuss each Agreement and certain other considerations relevant to the Board’s deliberations.

Before considering the Agreements, the Board requested, and Barrett AM provided, information for the Board’s consideration at the April Meeting, including information about the change in control of Barrett AM.  The Board also considered the materials provided to the Board by Barrett AM throughout the year

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relating to the services provided by Barrett AM to the Fund, the performance of the Fund, the fees and expenses of the Fund and other information relating to the Fund’s operations.  In addition, a representative of CI presented to the Board on the Transaction and CI’s plans with respect to Barrett AM.  The Directors noted that CI does not intend to make any changes to Barrett AM’s personnel, investment strategies or processes, or compliance functions and ultimately plans to keep Barrett AM as an autonomous investment adviser.  The Directors asked questions of, and received answers from, representatives of Barrett AM relating to the approval of the Agreements and the Transaction, and from the representative from CI relating to the Transaction, including the potential impact on Barrett AM’s viability and its ability to continue providing the quality of services to the Fund.

In addition to the information provided by Barrett AM described above, the Board members considered all other factors they believed to be relevant when evaluating the New and Interim Agreements, including that (i) the fees charged to the Fund under the Interim and New Agreement would not change, (ii) the personnel of Barrett AM and the portfolio managers for the Fund would not change, and (iii) the fees to be paid to Barrett by the Fund under the Interim Agreement would be held in escrow with the Fund’s custodian until the approval of the New Agreement by shareholders.  With respect to all of the Agreements, the Board considered whether (i) Barrett AM continued to have the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Fund, and (ii) the Fund’s advisory fees were reasonable given the services Barrett AM provided, the costs to Barrett AM of providing those services, any economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. In making their decision to approve each Agreement, the Directors gave attention to all information furnished and did not give weights to any factors considered. The following discussion identifies the factors that the Directors collectively considered and the conclusions they reached.

Nature, Extent and Quality of Services. The Board considered the overall services that Barrett AM historically has provided to the Fund and its shareholders, including the Fund’s performance, Barrett AM’s compliance program, and the availability of Barrett AM’s personnel to provide information and other services. The Directors also considered that the Interim and New Agreements would be substantially similar to the Current Agreement. They considered the many reports furnished to them during the year at regular Board meetings covering matters such as Barrett AM’s compliance with the Fund’s investment objectives, policies, strategies and limitations, and its continued focus on the capital gains embedded in the Fund.

The Board also considered Barrett AM’s personnel and the extent to which they possess the experience to provide competent investment management services to the Fund.  The Board considered that Barrett AM and CI expected that (i) the roles and responsibilities of Barrett AM employees and officers would not change as a result of the change in control, (ii) the nature, extent or quality of services that Barrett AM provides the Fund and its shareholders would not change because of the change in control, (iii) there would be no material adverse effects to Barrett AM’s financial condition as a result of the change in control, and (iv) no changes in Barrett AM’s personnel in overseeing the Fund were contemplated, other than retirements that had already been planned prior to the Transaction. The Board also considered the financial condition of CI and considered that the change in control would have no effect on Barrett AM’s ongoing operations, including in overseeing the Fund.

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Based on the information provided by Barrett AM, including its representation that no materially adverse changes are expected as a result of the change in control to its personnel or operations, the Board concluded that the nature, extent and quality of the services proposed to be provided by Barrett AM under each Agreement are appropriate.

Investment Performance. The Board considered the short-term and long-term relative performance of the Fund compared against applicable industry benchmarks, as well as appropriate peer funds with similar investment objectives, strategies and policies.  After that discussion, the Board concluded that the performance of the Fund was in line with its benchmark indices and its peers. The Board also concluded that the change in control would not adversely affect the Fund’s investment performance, because Barrett AM does not anticipate that (i) the change in control will cause any change to the Fund’s portfolio management team, and (ii) the Fund’s expenses will increase.

Comparative Fees.  The Directors then considered the fees to be paid by the Fund, which were identical under each Agreement, and the total expense ratio of the Fund as compared to its peers.  After considering all of the information regarding the Fund’s fees provided at the April Meeting, the Board concluded that the advisory fees and total expense ratios for the Fund under each Agreement are reasonable in relation to the quality of services Barrett AM has provided and will continue to provide.

Management Profitability. The Board considered that Barrett AM’s profitability was reasonable and that all costs and fees under the New and Interim Agreements were the same as under the Current Agreement.

Economies of Scale. The Board noted that it had considered structure of the fee and concluded that the Fund would experience economies of scale if the Fund grew in assets.

Fall-Out Benefits. The Board noted that it had considered any fall-out benefits that Barrett AM receives for managing the Fund.

Conclusion. After evaluating in detail each factor, taking into consideration the information presented at the April Meeting and deliberating in executive session with independent legal counsel, the Board unanimously approved each Agreement. In arriving at its decision, the Board did not identify any single factor that alone was responsible for their decision, but instead made its determination in light of all the circumstances.  Each Director may have placed differing weight on each of the factors discussed above.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT Part F.  The Fund’s Forms N-PORT Part F are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-PORT Part F may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  To obtain information on Form N-PORT Part F from the Fund, shareholders can call the Fund at 1-877-363-6333.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-363-6333 and (2) on the SEC’s website at www.sec.gov.

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BARRETT OPPORTUNITY FUND, INC.
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

DIRECTORS
Barry Handel, CPA
David H. Kochman, Chairperson
Rosalind A. Kochman
William Morris, Jr., CPA

INVESTMENT MANAGER
Barrett Asset Management, LLC
90 Park Avenue
New York, NY  10016

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI  53212

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA  19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

This report is transmitted to the shareholders of Barrett Opportunity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus.  Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  The prospectus contains this and other important information about the Fund.  Please read the prospectus carefully before investing.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. William Morris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2021	FYE 08/31/2020
Audit Fees	15,500	15,500
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2021	FYE 08/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 08/31/2021	FYE 08/31/2020
Registrant	2,500	2,500
Registrant’s Investment Adviser	0	0

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Barrett Opportunity Fund, Inc.

By (Signature and Title)*    /s/John G. Youngman
John G. Youngman, President

Date    November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John G. Youngman
John G. Youngman, President

Date    November 5, 2021

By (Signature and Title)*    /s/Owen Gilmore
Owen Gilmore, Treasurer

Date    November 5, 2021